EXHIBIT 10.5

Contract for the Partial Definitive Transfer of Rights under Concession Title No. 08JAL153529/12AMDA12 (60,000 m³ per year), dated August 20, 2022, between J. Jesús Pérez Díaz, as transferor, and Juan Pablo Muñoz Flores, as transferee, ratified before Notary Public No. 43 of Guadalajara, Jalisco on August 24, 2022 (English translation)

English translation prepared by the registrant from the Spanish original (pages 1 through 4 of the executed document). The remaining pages of the scanned original (a notarial fee estimate relating to a different property, a tax computation, and duplicate copies of the contract pages) are not part of the agreement and are omitted. Personal identifying information of individuals (tax identification numbers, home addresses and personal data recited in the notarial certification) has been omitted pursuant to Item 601(a)(6) of Regulation S-K and is marked [*]. The Spanish original will be furnished to the Commission upon request.

CONTRACT FOR THE PARTIAL DEFINITIVE TRANSFER OF RIGHTS UNDER CONCESSION TITLE NO. 08JAL153529/12AMDA12 TO EXPLOIT, USE OR BENEFIT FROM NATIONAL SUBSOIL WATERS, ENTERED INTO, ON THE ONE PART, BY J. JESÚS PÉREZ DÍAZ, ACTING THROUGH HIS LEGAL ATTORNEY-IN-FACT, MR. FRANCISCO JAVIER GUTIÉRREZ GARCÍA, AS “TRANSFEROR”, AND, ON THE OTHER PART, BY MR. JUAN PABLO MUÑOZ FLORES, AS “TRANSFEREE”, IN ACCORDANCE WITH THE FOLLOWING REPRESENTATIONS AND CLAUSES:

[Translator’s note: the first page bears the handwritten annotation “Se compró a 16.00 pesos m3” (“Purchased at 16.00 pesos per m³”).]

REPRESENTATIONS

Representations of the “TRANSFEROR” (through his legal attorney-in-fact)

I. That J. Jesús Pérez Díaz is of Mexican nationality, with Federal Taxpayer Registry (RFC) No. [*], domiciled at [*], Municipality of Tala, Jalisco, and with address for notices at [*], Guadalajara, Jalisco.

II. That on June 4, 2013, the National Water Commission (Comisión Nacional del Agua) granted him Concession Title No. 08JAL153529/12AMDA12 to exploit, use or benefit from national subsoil waters for agricultural use, the point of use of which is located at the property “Corral Falso o Parcela 414 Z1 P1/3,” located in Tala, Jalisco.

III. That the Concession Title subject of this transfer is registered in the Public Registry of Water Rights (Registro Público de Derechos de Agua) as of April 23, 2013, with a term of 10 years commencing June 5, 2013.

IV. That the concessionaire is current in the payment of the taxes and governmental charges relating to water for which he is responsible.

V. That the characteristics of the current use are the following:

Basin	Laguna Villa Corona B
Aquifer	Lagunas
Hydrological Region	Lerma-Santiago
State	Jalisco
Municipality	Tala
Locality	Las Navajas

Coordinates	Latitude 20°28′12.1″; Longitude 103°42′8.6″
Authorized Volume	142,000.00 m³
Authorized Use	Agricultural
Property Name	Corral Falso o Parcela 414 Z1 P1/3

Representations of the “TRANSFEREE”

I. That Juan Pablo Muñoz Flores is of Mexican nationality, an individual, with Federal Taxpayer Registry (RFC) No. [*], domiciled at [*], Tequila, Jalisco, C.P. 46400, and with address for notices at [*], Guadalajara, Jalisco.

II. That he meets the characteristics and requirements set forth in the National Water Law (Ley de Aguas Nacionales) and its regulations to be a concessionaire.

III. That he wishes to acquire from the user a volume of 60,000.00 m³ per year.

IV. That the use he will give to the national waters subject of this transfer of rights will be: Agricultural.

V. That the new use of the national waters will be the following:

Coordinates	Latitude 20°02′35.10″; Longitude 103°34′42.76″
Property Name	Barranca de San Miguel y Ozotera
Annex to be modified	2.1

Both parties declare that by means of this transfer the characteristics of the concession title are modified, and that they therefore execute this contract in the full exercise of their will, without error, violence, fraud, bad faith or any other defect affecting their free consent, and without prejudice to the rights of third parties, and accordingly they agree to the following:

CLAUSES

FIRST. The “TRANSFEROR” transfers definitive ownership of the rights under Concession Title 08JAL153529/12AMDA12 to exploit, use or benefit from national subsoil waters: 60,000.00 m³.

SECOND. The “TRANSFEREE” is subrogated to the rights and obligations arising from the Concession Title referred to in the First Clause, as from the execution of this instrument, pursuant to Article 36 of the National Water Law.

THIRD. The “TRANSFEREE” undertakes not to put the rights transferred under this agreement to a different use without the prior authorization of the National Water Commission.

FOURTH. The “TRANSFEREE” undertakes to comply with the conditions and terms set forth in the concession title authorized to him and not to vary them without the prior authorization of the National Water Commission.

FIFTH. The “TRANSFEROR” and the “TRANSFEREE” assume joint and several liability to compensate any damages that, as the case may be and as a consequence of this contract, may be caused to third parties; likewise, where applicable, this contract is subject to the provisions of Article 72 of the Regulations of the National Water Law.

SIXTH. The “TRANSFEREE” is jointly and severally liable for any amounts that may be owed by the TRANSFEROR for unpaid taxes and governmental charges related to the use covered by the Concession Title referred to in the First Clause and arising prior to the execution of this contract.

SEVENTH. In the event of any controversy related to the interpretation or performance of this contract, the contracting parties expressly submit to conciliation and, as the case may be, to the arbitration of the National Water Commission.

EIGHTH. This contract is signed by those who participate in the transfer of rights: the “TRANSFEROR,” through his Legal Representative, and the “TRANSFEREE.”

This contract consists of four sheets and, the parties having read it and understood its contents, it is signed in triplicate by the parties who intervened in it, in the town of Tequila, Jalisco, on August 20, 2022, before two witnesses of legal age who attest and fully identify themselves, a copy of their current official identification being attached.

“TRANSFEROR”: [signature] Mr. J. Jesús Pérez Díaz, by signature of his Legal Attorney-in-Fact, Francisco Javier Gutiérrez García

“TRANSFEREE”: [signature] Mr. Juan Pablo Muñoz Flores

ATTESTING WITNESSES: First Witness: [signature] Mr. César Alejandro Gutiérrez Hernández. Second Witness: [signature] Mr. J. Uvaldo Torres Paniagua.

[Each page of the contract bears in the margin the signature of Juan Pablo Muñoz Flores and the signature of the transferor’s attorney-in-fact, and at the foot the signature of J. Uvaldo Torres Paniagua.]

NOTARIAL RATIFICATION

NUMBER: 10,375 (TEN THOUSAND THREE HUNDRED SEVENTY-FIVE). VOLUME: 17 (SEVENTEEN).

In the city of Guadalajara, Jalisco, at 10:00 a.m. on August 24, 2022, before me, LICENCIADO FELIPE DE JESÚS PRECIADO CORONADO, Titular Notary Public No. 43 of this Municipality, appeared, on the one part, MR. FRANCISCO JAVIER GUTIÉRREZ GARCÍA, as Legal Attorney-in-Fact of MR. J. JESÚS PÉREZ DÍAZ, evidencing his capacity by the original certified copy of public instrument No. 31,523, granted on June 29 of this year before Licenciado Edmundo Márquez Hernández, Notary Public No. 3 of the Municipality of Tlajomulco de Zúñiga, Jalisco, which contains a GENERAL POWER OF ATTORNEY FOR LITIGATION, FOR ACTS OF ADMINISTRATION AND FOR ACTS OF OWNERSHIP LIMITED TO THE PROPERTY SUBJECT OF THIS CONTRACT, Mr. Francisco Javier Gutiérrez García declaring under penalty of perjury that the powers with which he appears to sign this instrument have not been revoked or limited in any way and therefore remain in force, which document I attest to having seen in original and of which I add a simple copy to my book of documents corresponding to this certification; [personal data of the attorney-in-fact and of Mr. J. Jesús Pérez Díaz omitted: [*]]; and appearing on the other part, on his own behalf, MR. JUAN PABLO MUÑOZ FLORES, [personal data omitted: [*]], passing through this city; who, in accordance with Article 84, section VIII, of the Notarial Law in force in the State of Jalisco, identified themselves with their respective official documents, which I attest to having seen and of which I add simple photocopies to my corresponding book of documents; whom I deemed to have legal capacity to contract and bind themselves; and THEY STATED THAT THEY RATIFY THIS CONTRACT, AS WELL AS THE SIGNATURES APPEARING

THEREON, SIGNING AND PLACING THEIR FINGERPRINTS AGAIN IN MY PRESENCE, WHICH I CERTIFY AND ATTEST.

I RECORDED THE FOREGOING IN MY BOOK OF NOTARIAL CERTIFICATIONS.

I READ THE FOREGOING TO THE APPEARING PARTIES, WHO, BEING IN AGREEMENT WITH ITS CONTENTS, RATIFIED IT, PLACED THEIR FINGERPRINTS AND SIGNED BEFORE ME.

[Signature and fingerprint] FRANCISCO JAVIER GUTIÉRREZ GARCÍA, Legal Attorney-in-Fact of Mr. J. Jesús Pérez Díaz

[Signature and fingerprint] JUAN PABLO MUÑOZ FLORES

[Signature and seal] LIC. FELIPE DE JESÚS PRECIADO CORONADO, Notary Public No. 43 of this Municipality, Guadalajara, Jalisco